UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                  FORM 8-K


                               CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)  April 1, 1998


                          Micro-Integration Corporation
              (Exact Name of Registrant as Specified in Charter)


            Delaware                 0000-23710             06-1204847
 (State or other jurisdiction of    (Commission            (IRS Employer
  incorporation or organization)    File Number)        Identification No.)


     One Science Park, Frostburg, Maryland                     21532
   (Address of principal executive offices)                  (Zip Code)


      Registrant's telephone number, including area code (301) 689-0800




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Item 5.    Other Events.

           On April 1, 1998, Micro-Integration Corp. acquired CompSource, Inc. in an exchange of shares accounted for as a purchase.

           CompSource offers companies and businesses in the eastern- and central-Pennsylvania area business networking and software solutions. The company is a leading reseller and master
           Developer of State of the Art's MAS-90 Accounting Software. Through its SCATA division, the company offers technology services with special expertise in data collection systems for water and gas companies.


Item 7.    Financial Statements and Exhibits.

           (c)  Exhibits.

                99.1  Press Release dated April 7, 1998 of Micro-Integration
                      Corp.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Micro-Integration Corporation


Date:    April 15, 1998                          By:  /s/   Terry D. Frost
    ----------------------                       -------------------------
                                                    Terry D. Frost
                                                    Chief Financial Officer